EXHIBIT 99.2

The electronic official copy of the register follows this message.

Please note that this is the only official copy we will issue. We will not issue a paper official copy.

Land Registry

Official copy of register of title	Title number NN309014	Edition date 14.02.2012

	–	This official copy shows the entries on the register of title on 29 APR 2013 at 17:29:14.
	–	This date must be quoted as the "search from date" in any official search application based on this copy.
	–	The date at the beginning of an entry is the date on which the entry was made in the register.
	–	Issued on 29 Apr 2013.
	–	Under s.67 of the Land Registration Act 2002, this copy is admissible in evidence to the same extent as the original.
	–	For information about the register of title see Land Registry website www.landregistry.gov.uk or Land Registry Public Guide 1-A guide to the information we keep and how you can obtain it.
	–	This title is dealt with by Land Registry, Leicester Office.

A: Property Register

This register describes the land and estate comprised in the title.

NORTHAMPTONSHIRE : NORTHAMPTON

1	The Freehold land shown edged with red on the plan of the above title filed at the Registry and being 62 Gold Street, Northampton (NN1 1RS).

B: Proprietorship Register

This register specifies the class of title and identifies the owner. It contains any entries that affect the right of disposal.

Title absolute

1	(14.02.2012) PROPRIETOR: CENTURYTOUCH LIMITED (Co. Regn. No. 07279445) of Tudor House Mews, Westgate, Grantham, Lincolnshire NG31 6LU.

2	(14.02.2012) The price stated to have been paid on 1 February 2012 was£120,000 plus £24,000 VAT.

3
(14.02.2012) RESTRICTION: No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the Charge dated 1 February 2012 in favour of Aldermore Bank PLC referred to in the Charges Register.

C: Charges Register

This register contains any charges and other matters that affect the land.

1	(14.02.2012) REGISTERED CHARGE dated 1 February 2012.

2	(14.02.2012) Proprietor: ALDERMORE BANK PLC (Co. Regn. No. 947662) of 1st Floor Block B, Western House, Peterborough Business Park, Lynch Wood, Peterborough PE2 6FZ.

Title number NN309014

End of register

Land Registry Kingston upon Hull Office

SETFORDS SOLICITORS DX2401 GUILDFORD

Date: 5 December 2011	Completion of registration

Your ref	Title number	LL125330
JP/C199/2/CENTURYTOUCH
	Property	7, 9 and 11 Bridge Street, Boston (PE21 8QF)
Our ref
RCS/LL125330	Registered proprietor	Centurytouch Limited

Your application lodged on 22 November 2011 has been completed. An official copy of the register is enclosed together with an official copy of the title plan.

There are no other documents to send to you.

You do not need to reply unless you think a mistake has been made. If there is a problem or you require this correspondence in an alternative format, please let us know.

Land Registry
Kingston upon Hull Office
Earle House
Colonial Street
Hull HU28JN

DX 26700 Hull 4

Tel 01482 223244
Fax 01482 224278
kingstonuponhull.office
@landregistry.gsi.gov.uk

www.landregistry.gov.uk

The Title information document is enclosed for you to keep or issue to your client as appropriate.

Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our fetter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, a UK or overseas postal address or an email address.

Please let us know at once of any changes to an address for service.

Land Registry Kingston upon Hull Office

Land Registry
Kingston upon Hull Office
Earle House
Colonial Street
Hull HU28JN

DX 26700 Hull 4

Tel 01492 223244
Fax 01482 224278

klngslonuponhull.office
@landregistry.gs.igov.uk

www.laooregistry.gov.uk

Title information document

This document has been issued following a change to the register. It has been supplied for information only. It should not be sent to Land Registry in connection with any subsequent application.

Attached is an official copy of the register and of the title plan showing the entries subsisting following the recent completion of the application to change the register.

Please note: The attached official copy shows the state of the individual register of title as at the date and time stated on it.

If in future you wish to apply for an official copy of the register or the title plan, please apply using form OC1 (available from our website, any Land Registry local office and raw stationers). A fee is payable for each copy issued.

If you have any queries, or you require this correspondence in an alternative format, please contact us at the address shown, quoting the title number shown on the top of the official copy.

Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register.We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a OX address, a UK or overseas postal address or an email address.

Please let us know at once of any changes to an address for

Land Registry

Official copy of register of title	Title number LL125330	Edition date 22.11.2011

	–	This official copy shows the entries in the register of title on title 5 December 2011 at 14:31:30.
	–	This date must be quoted as the "search from date" in any official search application based on this copy.
	–	The date at the beginning of an entry is the date on which the entry was made in the register.
	–	Issued on 5 December 2011.
	–	Under s.67 of the Land Registration Act 2002, this copy is admissib!e in evidence to the same extent as the original.
	–	For information about the register of title see Land Registry website www.randregistry.gov.uk or Land Registry Public Guide 1 - A guide to the information we keep and how you can obtain it.
	–	This title is dealt with by Land Registry Kingston upon Hull Office.

A: Property register

This register describes the land and estate comprised in the title.

LINCOLNSHIRE : BOSTON

l	The Freehold land shown edged with red on the plan of the above Title filedat the Registry and being 7,9 and 11 Bridge Street, Boston (PE:2I 8QF).

2	(22.11.2011) A new title plan based on the latest revision of the Ordnance Survey has been prepared.

B: Proprietorship register

This register specifies the class of title and identifies the owner. It contains any entries that affect the right of disposal.

Title absolute

l	(22.11.2011) PROPRIETOR: CENTURYTOUCH LIMITED (Co . Regn. No. 7279445) of Tudor House Mews, Westgate, Grantham, Lincolnshire NG3 l 6LU.

2	(22.11.2011) The price stated to have been paid on 17 November - 2011 was £250,000.

End of register

Land Registry
Official copy of title plan

Title number **LL125330**
Ordnance Survey map reference **TF3243NE**
Scale **1:1250**
Administrative area **Lincolnshire: Boston**

© Crown Copyright. Produced by Land Registry. Reproduction in whole or in part is prohibited without the prior written permission of Ordnance Survey. Licence Number 100026316.

N
WEST STREET

This official copy issued on 5 December 2011 shows the state of this title plan on 5 December 2011 at 14:31:30. It is admissible in evidence to the same extent as the original (s.67 Land Registration Act 2002).
This title plan shows the general position, not the exact line, of the boundaries. It may be subject to distortions in scale. Measurements scaled from this plan may not match measurements between the same points on the ground. See Land Registry Public Guide 19 - Title Plans and Boundaries.
This title is dealt with by Land Registry, Kingston upon Hull Office.

Land Registry Gloucester Office

SHAKESPEARES LEGAL LLP DX702312 BIRMINGHAM 10

Date	Completion of registration
14 February 2012

Your ref	Title number	NT261819

VS/JW/ALDERMORE
	Property	240 Derby Road, Nottingham (NG7 1NX)
Our ref

RCS/NT261819	Registered proprietor	Centurytouch Limited

Your application lodged on 14 February 2012 has been completed. An official copy of the register is enclosed. No amendment to the title plan has been made.

The Charge dated 1 February 2012 is enclosed.

You do not need to reply unless you think a mistake has been made. If there is a problem or you require this correspondence in an alternative format, please let us know.

The Title information document is enclosed for you to keep or issue to your client as appropriate.

Land Registry Gloucester Office Twyver House Bruton Way Gloucester GL1 1DQ DX 7599 Gloucester 3	Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, a UK or overseas postal address or an email address.

Tel 0300 006 1111
Fax 0300 006 0050	Please let us know at once of any changes to an address for service.
gloucester.Office @landregistry.gsi.gov.uk www.landregistry.gov.uk

Public Guide 2 - Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welsh speaking service) from Monday to Friday between 8am and 6pm.

Land Registry Gloucester Office

Title information document

This document has been issued following a change to the register. It has been supplied for information only. It should not be sent to Land Registry in connection with any subsequent application.

Attached is an official copy of the register showing the entries subsisting following the recent completion of the application to change the register.

Please note: The attached official copy shows the state of the individual register of title as at the date and time stated on it.

If in future you wish to apply for an official copy of the register or the title plan, please apply using form OC1 (available from our website, any Land Registry local office and law stationers). A fee is payable for each copy issued.

If you have any queries, or you require this correspondence in an alternative format, please contact us at the address shown, quoting the title number shown on the top of the official copy.

Land Registry
Gloucester Office Twyver House Bruton Way Gloucester GL11DQ DX 7599 Gloucester 3 Tel 0300 006 1111 Fax 0300 006 0050 gloucester.office	Important information about the address for service

If we need to write to an owner, charge or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, a UK or overseas postal address or an email address.

@landregistry.gsi.gov.uk	Please let us know at once of any changes to an address for service.

www.landregistry.gov.uk
Public Guide 2- Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welsh speaking service) from Monday to Friday between 8am and 6pm.

Land Registry

Official copy of register of title	Title number NT261819	Edition date 14.02.2012

	–	This official copy shows the entries in the register of title on 14 February 2012 at 15:03:20.
	–	This date must be quoted as the "search from date" in any official search application based on this copy.
	–	The date at the beginning of an entry is the date on which the entry was made in the register.
	–	Issued on 14 February 2012.
	–	Under s.67 of the Land Registration Act 2002, this copy is admissible in evidence to the same extent as the original.
	–	For information about the register of title see Land Registry website www.landregistry.gov.uk or Land Registry Public Guide 1 -A guide to the information we keep and how you can obtain it.
	–	This title is dealt with by Land Registry Nottingham Office.

A: Property register

This register describes the land and estate comprised in the title.

CITY OF NOTTINGHAM

1	(29.11.1990) The Freehold land shown edged with red on the plan of theabove Title filed at the Registry and being 240 Derby Road, Nottingham (NG7 1NX).

B: Proprietorship register

This register specifies the class of title and identifies the owner. It contains any entries that affect the right of disposal.

Title absolute

1	(18.01.2012) PROPRIETOR: CENTURYTOUCH LIMITED (Co. Regn. No. 07279445) of Tudor House Mews, Westgate, Grantham, Lincolnshire NG31 6LU.

2	(18.01.2012) The price stated to have been paid on 10 January 2012 was £348,000.

3
(14.02.2012) RESTRICTION: No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the Charge dated 1February 2012 in favour of Aldermore Bank PLC referred to in the Charges Register.

Title number NT261819

C: Charges register

This register contains any charges and other matters that affect the land.

1
The land is subject to the following rights reserved by a Conveyance of the land in this title and other land dated 20 March 1959 made between (1) Ortem Estates Limited (Vendors) and (2) Walter Reginald Field:-

EXCEPT AND RESERVING (a) to the owners and occupiers for the time being of the adjoining and neighbouring properties known as Numbers 4, 8, 10 and 12 Harlaxton Drive Number 16 Barrack Lane and The Butt House, Derby Road all such rights privileges and advantages (if any) over the properties hereby conveyed as may be appurtenant to the said adjoining properties and so far only as the same relate (if at all) to or affect the properties hereby conveyed and are still subsisting and capable of taking effect or of being enforced and (b) to the Vendors and their successors in title for the benefit of their adjoining or neighbouring properties all such rights easements quasi rights and quasi easements (if any) as are appurtenant thereto and are used and enjoyed thereby over the property hereby conveyed as if the said adjoining or neighbouring properties and the property hereby conveyed had at all times heretofore belonged to different owners and such rights easements quasi rights and quasi easements had been acquired by prescription.

2	(14.02.2012) REGISTERED CHARGE dated 1 February 2012.

3	(14.02.2012) Proprietor: ALDERMORE BANK PLC (Co. Regn. No. 947662) of 1st Floor Block B, Western House, Peterborough Business Park, Lynch Wood, Peterborough PE2 6FZ.

End of register

Land Registry Gloucester Office

SHAKESPEARES LEGAL LLP DX702312 BIRMINGHAM 10

Date	Completion of registration
14 February 2012

Your ref	Title number	NT78051
VS/JW/ALDERMORE
	Property	343 Carlton Hill, Carlton, Nottingham (NG4 1JE)
Our ref
RCS/NT78051	Registered proprietor	Centurytouch Limited

Your application lodged on 14 February 2012 has been completed. An official copy of the register is enclosed. No amendment to the title plan has been made.

The Charge dated 1 February 2012 and Transfer dated 1 February 2012 are enclosed.

You do not need to reply unless you think a mistake has been made. If there is a problem or you require this correspondence in an alternative format, please let us know.

The Title information document is enclosed for you to keep or issue to your client as appropriate.

Land Registry Gloucester Office Twyver House Bruton Way Gloucester GL1 1DQ DX 7599 Gloucester 3	Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, a UK or overseas postal address or an email address.

Tel 0300 006 1111
Fax 0300 006 0050	Please let us know at once of any changes to an address for service.
gloucester.Office
@landregistry.gsi.gov.uk
Public Guide 2 - Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welsh- speaking service) from Monday to Friday between 8am and 6pm.

Land Registry Gloucester Office

Title information document

This document has been issued following a change to the register. It has been supplied for information only. It should not be sent to Land Registry in connection with any subsequent application.

Attached is an official copy of the register showing the entries subsisting following the recent completion of the application to change the register.

Please note: The attached official copy shows the state of the individual register of title as at the date and time stated on it.

If in future you wish to apply for an official copy of the register or the title plan, please apply using form OC1 (available from our website, any Land Registry local office and law stationers). A fee is payable for each copy issued.

If you have any queries, or you require this correspondence in an alternative format, please contact us at the address shown, quoting the title number shown on the top of the official copy.

Land Registry
Gloucester Office Twyver House Bruton Way Gloucester GL11DQ DX 7599 Gloucester 3 Tel 0300 006 1111 Fax 0300 006 0050	Important information about the address for service

If we need to write to an owner, charge or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, a UK or overseas postal address or an email address.

gloucester.office	Please let us know at once of any changes to an address for service.
@landregistry.gsi.gov.uk
www.landregistry.gov.uk
Public Guide 2- Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welsh speaking service) from Monday to Friday between 8am and 6pm.

Official copy of register of title	Title number NT78051	Edition date 14.02.2012

	–	This official copy shows the entries in the register of title on 14 February 2012 at 15:29:34.
	–	This date must be quoted as the "search from date" in any official search application based on this copy.
	–	The date at the beginning of an entry is the date on which the entry was made in the register.
	–	Issued on 14 February 2012.
	–	Under s.67 of the Land Registration Act 2002, this copy is admissible in evidence to the same extent as the original.
	–	For information about the register of title see Land Registry website www.landregistry.gov.uk or Land Registry Public Guide 1 -A guide to the information we keep and how you can obtain it.
	–	This title is dealt with by Land Registry Nottingham Office.

A: Property register

This register describes the land and estate comprised in the title.

NOTTINGHAMSHIRE : GEDLING

1	The Freehold land shown edged with red on the plan of the above Title filed at the Registry and being 343 Carlton Hill, Carlton, Nottingham (NG41JE).

2
There are excluded from this registration the mines and minerals excepted by the Conveyance dated 7 October 1910 referred to in the Charges Register in the following terms:-

"RESERVING unto the Vendors their heirs and assigns all coal mines and other minerals lying within and under the said piece of land hereby conveyed with full power for them to do or authorise to be done whatever may be necessary or proper for winning working getting and carrying away the same mines and minerals together with full right of wayleave for any minerals to be gotten from any adjacent or adjoining land and with the right to let down the surface of the said piece of land or any part thereof they doing as little damage as possible consistently with the full and proper exercise of the rights hereby reserved and repairing any such damage or making from time to time to the Purchasers their heirs and assigns reasonable compensation for any actual damage thereby done or occasioned to the surface of the said piece of land hereby conveyed or any buildings now or hereafter to be erected thereon"

3
A Conveyance of the land in this title dated 2 October 1923 made between (1)Albert William Cale and Annie Cale (2)Alexander Wilson and Nehemiah Rigley and (3) John Thomas Roberts contains the following provision:-

"IT IS HEREBY AGREED AND DECLARED that the main fabric wall dividing the dwellinghouse and buildings hereby conveyed from the said adjoining hereditaments on the Eastern side thereof and the walls and fences dividing the front and back gardens thereof are party walls and fences and shall be used maintained and repaired accordingly AND ALSO that all drains sewers eaves spouts downrights gutters gullies and all other users in the nature of easements or quasi-easements as now and heretofore used and enjoyed in common by and between the same respective hereditaments shall continue to be so used and enjoyed in common and be maintained and repaired accordingly"

Title number NT78051

A: Property register continued

4	(13.01.1994) The land edged and numbered in green on the title plan has been removed from this title and registered under the title number or numbers shown in green on the said plan.

5
(14.06.1996) The land has the benefit of the following rights reserved by the Transfer dated 21 May 1996 referred to in the charges register:

"THERE are reserved out of the Property for the benefit of the Retained Land the rights set out in the First Schedule hereto.

THE FIRST SCHEDULE

(The Reserved Rights)

1. The right for the Transferor and his successors in title of the Retained Land and all those authorised by it (in common with the Transferee and all others entitled to the like right) at all times by day or by night for all purposes in connection with the use and enjoyment of the Retained Land to pass and repass on foot only over and along such part of the Property so as to allow the Transferor access to and egress from the Retained Land.

2. The right for the Transferor and its successors in title together with the Transferee and all other persons entitled to a like right to use for all proper purposes connected with the Retained Land any sewers drains watercourses pipes cables wires or other channels or conductors now laid in under or over the Property or any part of it with the right to run and pass soil water gas or electricity through and along the same with power at any time to enter the Property for the purpose of renewing maintaining inspecting or cleansing the same making good any damage caused thereby and all such sewers drains watercourses pipes cables wires or other channels or conductors shall be maintained at the joint and equal expense of the persons entitled to use the same.

NOTE: "The Property" referred to is the land edged and numbered NT311220 in green on the filed plan.

B: Proprietorship register

This register specifies the class of title and identifies the owner. It contains any entries that affect the right of disposal.

Title absolute

1	(14.02.2012) PROPRIETOR: CENTURYTOUCH LTD (Co. Regn. No. 7279445) of Tudor House Mews, Westgate, Grantham, Lincolnshire NG31 6LU.

2	(14.02.2012) The price stated to have been paid on 1 February 2012 was £218,000.

3	(14.02.2012) The Transfer to the proprietor contains a covenant to observe and perform the covenants referred to in the Charges Register and of indemnity in respect thereof.

Title number NT78051

B: Proprietorship register continued

4
(14.02.2012) RESTRICTION: No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the Charge dated 1 February 2012 in favour of Aldermore Bank PLC referred to in the Charges Register.

C: Charges register

This register contains any charges and other matters that affect the land.

1
A Conveyance of the land in this title and other land dated 7 October 1910 made between (1)Albert Ball and Frederick Ball (Vendors) (2)Mary AnnSmith and (3) John Hutchinson and Albert William Cale (Purchasers) contains covenants details of which are set out in the schedule of restrictive covenants hereto.

2
(14.06.1996) A Transfer of the land edged and numbered NT3ll220 in green on the filed plan dated 21 May 1996 made between (1) John Patrick Conway (Transferor) and (2) Gedling Borough Council (Transferee) contains covenants by the Vendors details of which are set out in the schedule of restrictive covenants hereto.

3	(14.02.2012) REGISTERED CHARGE dated 1 February 2012.

4	(14.02.2012) Proprietor: ALDERMORE BANK PLC (Co. Regn. No. 947662) of 1st Floor Block B, Western House, Peterborough Business Park, Lynch Wood, Peterborough PE2 6FZ.

Schedule of restrictive covenants

1
The following are details of the covenants contained in the Conveyance dated 7 October 1910 referred to in the Charges Register:-

"The Purchasers hereby jointly and severally covenant with the Vendors and as a separate covenant with each of them that they the Purchasers their respective heirs executors administrators or assigns will (a)within one calendar month from the date hereof erect and for ever thereafter maintain good and substantial boundary walls or fences to the satisfaction of the Vendors or their Surveyor along the Southern and Eastern sides of the said piece of land hereby conveyed marked with a 11 T" inwards on the said plan (b)will not erect or permit to be erected on the said piece of land hereby conveyed any erection or building other than a boundary fence or wall nearer to Carlton Road aforesaid than the building line shewn on the said plan (c)will not erect or permit to be erected on the said piece of land hereby conveyed any public house or licensed premises for the sale of beer wine malt or spirituous liquors and. will not permit or suffer any noisy noxious or offensive trade or business to be carried on thereon nor permit or suffer any steam engine factory or furnace chimney to be erected thereon without the previous consent in writing of the Vendors their heirs or assigns Provided also that it shall be lawful for the Vendors to omit or divert any street or road shewn on their sale plan and to vary the building scheme and the arrangement of the lots thereof and the covenants and conditions connected therewith as they in their discretion shall think fit".

NOTE: The southern boundary of the land in this title is affected by the inward "T” marks referred to. The building line referred to is the line of existing buildings.

2	The following are details of the covenants contained in the Transfer dated 21 May 1996 referred to in the Charges Register:-

Title number NT78051

Schedule of restrictive covenants continued

"THE TRANSFEROR so as to bind the whole and every part of the Retained Land covenants with the Transferee for the benefit of the whole and every part of the property as set out in the Third Schedule hereto."

THE THIRD SCHEDULE

(Transferor's Covenants)

1. Not to obstruct any part of the Property whatsoever.

NOTE: The Property referred to is the land edged and numbered NT311220 in green on the filed plan.

End of register

Land Registry Gloucester Office

SHAKESPEARES LEGAL LLP DX702312 BIRMINGHAM 10

Date	Completion of registration
16 February 2012

Your ref	Title number	SYK213902
VS/JW/ALDEMORE
	Property	453 Firth Park Road, Sheffield (SS 6QQ)
Our ref
RCS/SYK213902	Registered proprietor	Centurytouch Limited

Your application lodged on 14 February 2012 has been completed. An official copy of the register is enclosed. No amendment to the title plan has been made.

The Charge dated 1 February 2012 and Transfer dated 1 February 2012 are enclosed.

You do not need to reply unless you think a mistake has been made. If there is a problem or you require this correspondence in an alternative format, please let us know.

The Title information document is enclosed for you to keep or issue to your client as appropriate.

Land Registry Gloucester Office Twyver House Bruton Way Gloucester GL1 1DQ DX 7599 Gloucester 3 Tel 0300 006 1111 Fax 0300 006 0050 gloucester.Office @landregistry.gsi.gov.uk www.landregistry.gov.uk
Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, a UK or overseas postal address or an email address.

Please let us know at once of any changes to an address for service.

Public Guide 2- Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welsh speaking service) from Monday to Friday between Bam and 6pm.

Land Registry Gloucester Office

Land Registry Gloucester Office Twyver House Bruton Way Gloucester GL1 1DQ DX 7599 Gloucester 3 Tel 0300 006 1111 Fax 0300 006 0050 gloucester.office @landregistry.gsi.gov.uk www.landregistry.gov.uk
Title information document

This document has been issued following a change to the register. It has been supplied for information only. It should not be sent to Land Registry in connection with any subsequent application.

Attached is an official copy of the register showing the entries subsisting following the recent completion of the application to change the register.

Please note: The attached official copy shows the state of the individual register of title as at the date and time stated on it.

If in future you wish to apply for an official copy of the register or the title plan, please apply using form OC1 (available from our website, any Land Registry local office and law stationers). A fee is payable for each copy issued.

If you have any queries, or you require this correspondence in an alternative format, please contact us at the address shown, quoting the title number shown on the top of the official copy.

Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, a UK or overseas postal address or an email address.

Please let us know at once of any changes to an address for service.

Public Guide 2- Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welsh speaking service) from Monday to Friday between Bam and 6pm.

Official copy of register of title	Title number SYK213902	Edition date 14.02.2012

	–	This official copy shows the entries in the register of title on 16 February 2012 at 10:01:18.
	–	This date must be quoted as the "search from date" in any official search application based on this copy.
	–	The date at the beginning of an entry is the date on which the entry was made in the register.
	–	Issued on 16 February 2012.
	–	Under s.67 of the Land Registration Act 2002, this copy is admissible in evidence to the same extent as the original. For information about the register of title see Land Registry
	–	website www.landregistry.gov.uk or Land. Registry Public Guide 1 -A guide to the information we keep and how you can obtain it.
	–	This title is dealt with by Land Registry Nottingham Office.

A: Property register

This register describes the land and estate comprised in the title.

SOUTH YORKSHIRE: SHEFFIELD

1	(28.10.1985) The Freehold land shown edged with red on the plan of the above Title filed at the Registry and being 453 Firth Park Road, Sheffield (S5 6QQ).

NOTE: As to the part tinted blue on the filed plan the first floor Watercloset appurtenant to Number 451 is excluded from the title.

2
The land has the benefit of the following rights granted by but is subject to the following rights reserved by a Conveyance of the land in this title and other land dated 27 May 1926 made between (1) Samuel Taylor (Vendor) and (2) The Public Benefit Boot Company Limited (Purchaser):-

"TOGETHER (in common with the Vendor and other the Owner or Owners for the time being of the Saleshops and dwellinghouses or premises on the South Easterly, North Westerly and South westerly sides of the property hereby conveyed his and their lessees tenants visitors and servants and all other persons having the like right} with the rights following (the Purchasers or other the owner or owners for the time being of the property hereby conveyed and the Vendor or such other owner or owners as aforesaid from time to time contributing a due proportion of the expense of repairing and maintaining all ways drains sewers and pipes hereinafter mentioned which are or may be used by them in common) namely:-

(a) A right of way for the Purchasers their lessees tenants visitors and servants through over and along so much of the ground floor portion of the said adjoining property as is coloured yellow on the said plan marked "A" as shall be necessary for giving access from the public passage or way shewn on such plan to the rear of the property hereby conveyed and the Water Closet on the ground floor hereinbefore mentioned.

Title number SYK213902

A: Property register continued

(b) A similar right of way (in common as aforesaid) through over and along the Staircase shewn and coloured yellow on the said plans marked "A" and "B" leading to the dwellinghouse over the Saleshop hereby conveyed to the dwellinghouse and rooms over the three adjoining Saleshops on the South Easterly side and to the first floor of the adjoining property of the Vendor on the South Westerly side of the property hereby conveyed and which is hatched with red lines or the said plan marked "B" and to the four Water Closets shewn on such plan and through over and along such part of the landing or flat at the rear portion of the first floor of the said adjoining property on the South Easterly side of the property hereby conveyed as shall be necessary for giving access from the said Staircase to the dwellinghouse hereby conveyed and the Water Closet on the first floor hereinbefore mentioned and

(c) A right (in common as aforesaid) of drainage from the property hereby conveyed in and through the drains. now laid or which may hereafter be laid under the adjoining property on the South Easterly North Westerly and South Westerly sides thereof and to use the pipes now laid in or under the said adjoining property for the purpose of supplying the property hereby conveyed and the said adjoining property with gas and water and any other pipes which may hereafter be substituted therefor.

EXCEPT AND RESERVING to the Vendor and other the owner or owners for the time being of the said adjoining property his and their lessees tenants visitors and servants and all other persons having the like rights (in common with the Purchasers and other the owner or owners for the time being of the property hereby conveyed his or their lessees tenants visitors and servants) the rights follmo1ing (the Vendor other the owner or owner for the time being of the said adjoining property and the Purchasers or other the owner or owners for the time being of the property hereby conveyed from time to time contributing a due proportion of the expense of repairing and maintaining all ways drains sewers and pipes hereinafter mentioned which are or may be used by them in common) namely:-

(a) A right of way through over and along so much of the ground floor portion of the property hereby conveyed as is coloured blue on the said plan marked "A" as shall be necessary for giving access to the other Water Closet at the rear of the property hereby conveyed and which is coloured green on such plan and

(b) A right (in common as aforesaid) of drainage from the whole of the adjoining Saleshops and dwellinghouses or premises in and through the drains now laid or which may hereafter be laid under the property hereby conveyed and the said adjoining Saleshops and dwellinghouses or premises and to use the pipes now laid in or under the property hereby conveyed for the purpose of supplying the same and the said adjoining Saleshops and dwellinghouses or premises with gaS and water and any other pipes which may hereafter be substituted therefor".

NOTE: Copy plan filed.

3	The Conveyance dated 27 May 1926 referred to above contains the following provision:-

"It being hereby declared that the walls dividing the said Saleshop and dwellinghouse hereby conveyed from the adjoining saleshops and dwellinghouses on the South Easterly and North Westerly sides thereof respectively and marked "party wall" on the said plans and the walls dividing the said Water Closets from the Water Closets adjoining the same are party walls maintainable and repairable as such by the respective owners for the time being of the properties separated thereby respectively"

Title number SYK213902

B: Proprietorship register

This register specifies the class of title and identifies the owner. It contains any entries that affect the right of disposal.

Title absolute

1	(14.02.2012) PROPRIETOR: CENTURYTOUCH LIMITED (Co. Regn. No. 07279445) of Tudor House Mews, Westgate, Grantham, Lincolnshire NG31 6LU.

2	(14.02.2012) The price stated to have been paid on 1 February 2012 was £128,000.

3
(14.02.2012) RESTRICTION: No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the Charge dated 1 February 2012 in favour of Aldermore Bank PLC referred to in the Charges Register.

C: Charges register

This register contains any charges and other matters that affect the land.

1
A Conveyance of the land in this title and other land dated 20 November1925 made between (1) Sheffield Corporation (Corporation) and (2) samuel Taylor contains covenants details of which are set out in the schedule of restrictive covenants hereto,

2	(14.02.2012) REGISTERED CHARGE dated 1 February 2012.

3	(14.02.2012) Proprietor: ALDERMORE BANK PLC (Co. Regn. No. 947662) of 1st Floor Block 81 Western House, Peterborough Business Park, Lynch Wood, Peterborough PE2 6FZ.

Schedule of restrictive covenants

1	The following are details of the covenants contained in the Conveyance dated 20 November 1925 referred to in the Charges Register:-

COVENANTS by the said Samuel Taylor (with the intent and so that the covenants therein contained should be binding on the said piece of land or any part thereof into whosesoever hands the same might come) with the Corporation their successors and assigns:-

(a) Within Two years from the First day of December Nineteen hundred and twenty four to erect on the said piece of land thereby conveyed to the Building Line shown on the said plan buildings of three storeys in height consisting of Saleshops on the ground floor with dwellinghouses or flats on the upper storeys in accordance with plans to be approved by the

Corporation the whole of such buildings to be fronted with rubbed or cleansed ashlar stone or with the consent of the Corporation best pressed brick work or other suitable material the height of each storey to be subject to the approval of the Corporation.

(b) Before buildings were erected over any sewer watercourse or drain in or under the said piece of land to execute such works as were in the opinion of the Corporation necessary for their protection and thereafter if and as required so to do by the Corporation divert the sewer in or under the South Easterly corner of the said piece of land all the work in connection with such diversion to be done to the satisfaction of the city Surveyor of the corporation and not without the previous written consent of the Corporation to build over the watercourse in or under the said piece of land.

Title number SYK213902

Schedule of restrictive covenants continued

(c) That the said piece of land should be used for the purpose of permanent buildings to be erected thereon and for no other purpose whatsoever and

(d) That after the expiration of Twelve months from the First day of December Nineteen hundred and twenty four no hoardings walls gable ends of buildings or fences of any kind upon or enclosing the said piece of land should be used for the posting of bills or as advertising stations and that neither the said piece of land nor any buildings to be erected thereon should be used for the purpose of erecting or permitting to continue thereon an advertising or bill posting station and that in case of any breach of that provision the Corporation should in addition to any other remedy they might possess have the right at any time without notice to the owner or occupier of the said piece of land or any buildings to be erected thereon to enter upon the premises and to remove any bills advertisements or posters displayed or exhibited thereon in breach of that covenant.

NOTE: The building line referred to in Paragraph (a) above is set back 15 feet from the road.

End of register

Land Registry Gloucester Office

SHAKESPEARES LEGAL LLP DX702312 BIRMINGHAM 10

Date	Completion of registration
28 February 2012

Your ref	Title number	NT157460
VS/JW/ALDEMORE
	Property	310, 312 and 314 Carlton Hill, Carlton, Nottingham (NG41GD)
Our ref
RCS/NT157460	Registered proprietor	Centurytouch Ltd

Your application lodged on 14 February 2012 has been completed. An official copy of the register is enclosed. No amendment to the title plan has been made.

Land Registry Gloucester Office Twyver House Bruton Way Gloucester GL1 1DQ DX 7599 Gloucester 3 Tel 0300 006 1111 Fax 0300 006 0050 gloucester.office @landregistry.gsi.gov.uk www.landregistry.gov.uk
The Charge dated 1 February 2012 and Transfer dated 1 February 2012 are enclosed.

You do not need to reply unless you think a mistake has been made. If there is a problem or you require this correspondence in an alternative format, please let us know.

The Title information document is enclosed for you to keep or issue to your client as appropriate.

Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a DX address, UK or overseas postal address or an email address.

Please let us know at once of any changes to an address for service.

Public Guide 2- Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welshspeaking service) from Monday to Friday between Bam and 6pm.

Land Registry Gloucester Office

Land Registry Gloucester Office Twyver House Bruton Way Gloucester GL1 1DO DX 7599 Gloucester 3 Tel 0300 006 1111 Fax 0300 006 0050 gloucester.office @landregistry.gsi.gov.uk www.landregistry.gov.uk
Title information document

This document has been issued following a change to the register. It has been supplied for information only. It should not be sent to Land Registry in connection with any subsequent application.

Attached is an official copy of the register showing the entries subsisting following the recent completion of the application to change the register.

Please note: The attached official copy shows the state of the individual register of title as at the date and time stated on it.

If in future you wish to apply for an official copy of the register or the title plan, please apply using form OC1 (available from our website, any Land Registry local office and law stationers). A fee is payable for each copy issued.

If you have any queries, or you require this correspondence in an alternative format, please contact us at the address shown, quoting the title number shown on the top of the official copy.

Important information about the address for service

If we need to write to an owner, chargee or other party who has an interest noted on the register, we will write to them at the address shown on the register. We will also use this address if we need to issue any formal notice to an owner or other party as a result of an application being made. Notices are often sent as a measure to safeguard against fraud. It is important that this address is correct and up to date. If it is not you may not receive our letter or notice and could suffer a loss as a result.

You can have up to three addresses for service noted on the register. At least one of these must be a postal address, whether or not in the United Kingdom; the other two may be a OX address.a UK or overseas postal address or an email address.

Please let us know at once of any changes to an address for service.

Public Guide 2- Keeping your address for service up to date explains how to do this. You can view or download copies of this guide from our website at www.landregistry.gov.uk in English and Welsh or obtain a copy of it free of charge from any Customer Support- telephone 0844 892 1111 (0844 892 1122 for a Welshspeaking service) from Monday to Friday between Sam and 6pm.

Land Registry

Official copy of register of title	Title number SYK213902	Edition date 14.02.2012

	–	This official copy shows the entries in the register of title on 28 February 2012 at 15:50:01.
	–	This date must be quoted as the "search from date" in any official search application based on this copy.
	–	The date at the beginning of an entry is the date on which the entry was made in the register.
	–	Issued on 28 February 2012.
	–	Under s.67 of the Land Registration Act 2002, this copy is admissible in evidence to the same extent as the original. For information about the register of title see Land Registry
	–	website www.landregistry.gov.uk or Land Registry Public Guide 1 -A guide to the information we keep and how you can obtain it.
	–	This title is dealt with by Land Registry Nottingham Office.

A: Property register

This register describes the land and estate comprised in the title.

NOTTINGHAMSHIRE : GEDLING

1	(14.07.1983) The Freehold land shown edged with red on the plan of the above Title filed at the Registry and being 310, 312 and 314 Carlton Hill, Carlton, Nottingham (NG4 1GD).

2	The mines and minerals are excepted.

3	The Conveyance dated 1 August 1912 referred to in the Charges Register contains the following provision:-

"IT IS HEREBY AGREED AND DECLARED that these presents shall not operate as a grant of any right of light air or other easement of which the said hereditaments hereby conveyed shall be the dominant tenement so as to restrict the free use by the Vendor his heirs and assigns of any adjoining land belonging to him or them or the conversion or appropriation of such land for building or other purposes"

4	A Conveyance of the land in this title dated 6 June 1983 made between (1) John Godfrey and Jack Godfrey and (2) Jack Walster contains the following provision:-

"It is hereby agreed and declared by and between the parties:-

(a) the walls and fences separating the property known as Number 310 Carlton Hill from the adjoining property number 308 Carlton Hill aforesaid are party walls and fences and the rights and liabilities in respect thereof shall be in accordance with Section 38(1) of the Law of Property Act 1925

(b) all rights of way support access light drainage sewers eaves spout wires and other rights and privileges now used and enjoyed by over or under the said adjoining properties shall continue to be so used and enjoyed and the owner for the time being of the property shall pay a fair proportion of the cost of maintaining and repairing the same"

B: Proprietorship register
This register specifies the class of title and identifies the owner. It contains any entries that affect the right of disposal.

Title absolute

1	(14.02.2012) PROPRIETOR: CENTURYTOUCH LTD (Co. Regn. No. 7279445) of Tudor House Mews, Westgate, Grantham, Lincolnshire NG31 6LU.

2	(14.02.2012) The price stated to have been paid on l February 2012 was £413,000.

3	(14.02.2012) The Transfer to the proprietor contains a covenant to observe and perform the covenants referred to in the Charges Register and of indemnity in respect thereof.

4
(14.02.2012) RESTRICTION: No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the Charge dated 1 February 2012 in favour of Aldermore Bank PLC referred to in the Charges Register.

C: Charges register
This register contains any charges and other matters that affect the land.

1
A Conveyance of the land in this title and other land dated 1 August 1912 made between (1)Walter Owen Hickson (Vendor) and (2) Albert Henry Aulsebrook and Fanny Aulsebrook (Purchaser) contains covenants details of which are set out in the schedule of restrictive covenants hereto.

2	(30.01.2006) The parts of the land affected thereby are subject to the leases set out in the schedule of leases hereto.

The leases grant and reserve easements as therein mentioned.

NOTE: Each lease is referenced byedging and numbering in blue on the filed plan unless otherwise stated in the schedule of leases.

3	(14.02.2012) REGISTERED CHARGE dated l February 2012.

4	(14.02.2012) Proprietor: ALDERMORE BANK PLC (Co. Regn. No. 947662) of lst Floor Block B, Western House, Peterborough Business Park, Lynch Wood, Peterborough PE2 6FZ.

Schedule of restrictive covenants

1	The following are details of the covenants contained in the Conveyance dated 1 August 1912 referred to in the Charges Register:-

"The Purchasers hereby jointly and severally COVENANT with the Vendor that they the Purchasers their heirs or assigns shall and will whenever thereunto required by the Vendor his heirs or assigns bynotice in writing at the cost of the purchasers their heirs or assigns make form pave metal channel curb and complete at a level and in all respects to the

Title number NT157460

Schedule of restrictive covenants continued

satisfaction of the Surveyor for the time being of the Vendor his heirs or assigns the moieties hereby conveyed of the said proposed new roads called or intended to be called Cornhill Road and Second Avenue respectively which moieties shall for ever hereafter remain open and unbuilt upon to be used as part of such roads AND ALSO shall and will whenever thereunto required as aforesaid make and construct one moiety of a proper drain or sewer of a proper size and to the level approved by the Surveyor for the time being of the Vendor his heirs or assigns along the portion hereby conveyed of the said proposed new roads And it shall be lawful for the Vendor his heirs or assigns if he or they shall think fit so to do himself or themselves to perform and carry out any part or parts of all the works mentioned in the covenants hereinbefore contained and the Purchasers their heirs or assigns will from time to time upon demand in writing pay to the Vendor his heirs or assigns the cost of and incidental thereto (such cost to be fixed and determined by the Surveyor for the time being of the Vendor his heirs or assigns and the determination of such Surveyor shall be final and binding On all parties) with interest thereon at the rate of five pounds per centum per annum from the date of such demand until payment and until such payment the same cost with interest as aforesaid shall respectively be and remain a charge upon the land hereby conveyed in favor of the Vendor his heirs and assigns AND ALSO that it shall be lawful for the Vendor his heirs or assigns to keep in repair the said proposed new Roads and the drains or sewers thereunder until the same shall be adopted by the Local Authority and a proportion of the costs thereof (to be fixed as aforesaid) shall on demand be paid to the Vendor his heirs or assigns by the Purchasers their heirs or assigns with interest thereon at the rate aforesaid from the date of such demand until payment and until such payment shall meanwhile with such interest as aforesaid be and remain a charge upon the land hereby conveyed in favor of the Vendor his heirs or assigns AND that the Purchasers will within three calendar months from the date hereof make and for ever thereafter maintain and keep a good and substantial wall post and rail or quick or other permanent fence to the satisfaction of the Vendor his heirs or assigns or his or their surveyor along the whole extent of the sides of the said pieces or parcels of land hereby conveyed as are marked with a "T" inwards on the said plan endorsed on these presents and in case of default on their part so to do it shall be lawful for the Vendor his heirs or assigns to cause the said fences to be made and the Purchasers their heirs or assigns shall forthwith after the completion of such fences pay to the Vendor his heirs or assigns the cost thereof with interest thereon at the rate of five pounds per centum per annum from the date of notice of the amount thereof until payment and the same and such aforesaid interest shall until such payment be and remain a charge upon the land hereby conveyed in favour· of the Vendor his heirs and assigns AND ALSO that no dwellinghouse or other building shall be erected on the said pieces or parcels of land hereby conveyed or any of them until the plans thereof have been approved by the Vendor his heirs or as·signs or his or their Surveyor AND ALSO that every dwellinghouse or other building which shall be erected on the said pieces or parcels of land or any of them shall be of the net annual rental value of seventeen pounds and ten shillings at the least And that every dwellinghouse or other building which shall be erected upon the said pieces or parcels of land being Lots 13 14 and 15 of the said Foxhill Freehold Building Estate shall front to the road called Carlton Hill and that every dwellinghouse or other building which shall be erected upon the said piece or parcel of land Lot 12 of the said Estate shall front to Carlton Hill aforesaid or the said proposed new road called or intended to be called Cornhill Road and that every dwellinghouse or other building which shall be erected upon the said piece or parcel of land being Lot 16 of the said Estate shall front to Carlton Hill aforesaid or the said proposed new road called or intended to be called Second Avenue AND ALSO that no building which may hereafter be erected upon the said pieces or parcels of land or any of them shalt be used for carrying on the trade of a boiler maker fellrnonger soap boiler tallow chandler bone grinder or any other noxious noisy or offensive trade or business.

NOTE: The "T" mark referred to affects the northern boundary of the land in this title.

Schedule of notices of leases

	Registration date and plan ref.	Property description	Date of lease and term	Lessee's title

1	30.01.2006 1 (part of)	312 Carlton Hill (Ground Floor only)	09.01.2006 10 years from 09.01.2006	NT416329

End of register

The electronic official copy of the register follows this message.

Please note that this is the only official copy we will issue. We will not issue a paper official copy.

Land Registry

Official copy of register of title	Title number LL247686	Edition date 23.02.2012

	–	This official copy shows the entries on the register of title on 01 MAR 2012 at 14:27:34.
	–	This date must be quoted as the "search from date" in any official search application based on this copy.
	–	The date at the beginning of an entry is the date on which the entry was made in the register.
	–	Issued on 01 Mar 2012.
	–	Under s.67 of the Land Registration Act 2002, this copy is admissible in evidence to the same extent as the original.
	–	For information about the register of title see Land Registry website www.landregistry.gov.uk or Land Registry Public Guide 1-A guide to the information we keep and how you can obtain it.
	–	This title is dealt with by Land Registry, Kingston Upon Hull Office.

A: Property Register

This register describes the land and estate comprised in the title.

LINCOLNSHIRE : SOUTH KESTEVEN

1
(15.10.2004) The Freehold land shown edged with red on the plan of the above title filed at the Registry and being 27, 28 and, 29 Westgate, Westgate Arcade, Grantham (NG31 6LX) and 60, 62 and 63 Welby Street, Grantham (NG31 6EA).

2	(15.10.2004) The land has the benefit of the rights reserved by but is subject to the rights granted by the Conveyance dated 24 July 1959 referred to in the Charges Register.

3	(15.10.2004) The Conveyance dated 24 July 1959 referred to in the Charges Register contains a provision as to light or air.

4	(15.10.2004) The land has the benefit of the rights reserved by but is subject to the rights granted by the Conveyance dated 23 March 1979 referred to in the Charges Register.

B: Proprietorship Register

This register specifies the class of title and identifies the owner. It contains any entries that affect the right of disposal.

Title absolute

1	(14.09.2010) PROPRIETOR, CENTURYTOUCH LIMITED (Co. Regn. No. 7279445) of Tudor House Mews, Westgate, Grantham, Lincolnshire NG31 6LU.

2	(14.09.2010) The price stated to have been paid on 20 August 2010 was £800,000.

3
(14.09.2010) A Transfer of the land in this title dated 20 August 2010 made between (1) Kyriacos Dionysiou and Karen Anne Dionysiou and (2) Centurytouch Limited contains purchaser's personal covenants.

Title number LL247686

B: Proprietorship Register continued

NOTE: Copy filed.

4	(14.09.2010) The Transfer to the proprietor contains a covenant to observe and perform the covenants referred to in the Charges Register and of indemnity in respect thereof.

5
(23.02.2012) RESTRICTION: No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the Charge dated 1 February 2012 in favour of Aldermore Bank PLC referred to in the Charges Register.

C: Charges Register

This register contains any charges and other matters that affect the land.

1	(15.10.2004) A Conveyance of the land tinted pink on the title plan dated 24 July 1959 made between (1) Philip Watkin and (2) Ian Gillespie Howe contains restrictive covenants.

NOTE: Copy filed.

2
(15.10.2004) A Conveyance of the land tinted yellow on the title plan dated 23 March 1979 made between (1) Philip Watkin and (2) Tom Dunne (Grantham) Limited contains restrictive covenants by the Vendor.

NOTE: Copy filed.

3
(15.10.2004) The land is subject to such easements and covenants as may be contained in a Conveyance dated 28 September 1979 made between (1) Philip Watkin and (2) South Kesteven Council but neither the original deed nor a certified copy or examined abstract thereof was produced on first registration.

4
(15.10.2004) The land is subject to such easements and covenants as may be contained in a Conveyance dated 26 February 1987 made between (1) Philip Watkin and (2) South Kesteven Council but neither the original deed nor a certified copy or examined abstract thereof was produced on first registration.

5	(15.10.2004) The parts of the land affected thereby are subject to the leases set out in the schedule of leases hereto.

The leases grant and reserve easements as therein mentioned.

6
(21.05.2010) The lease of 28 Westgate (ground floor only) dated 28April 2010 made between (1) Kyriacos Dionysiou and Karen Anne Dionysiou and (2) Rafal Stefanski referred to in the schedule of leases hereto contains covenants by the landlord.

7	(23.02.2012) REGISTERED CHARGE dated 1 February 2012.

8	(23.02.2012) Proprietor' ALDERMORE BANK PLC (Co. Regn. No. 947662) of1st Floor Block B, Western House, Peterborough Business Park, Lynch Wood, Peterborough PE2 6FZ.

Schedule of notices of leases

1	15.10.2004 edged and numbered 2 in blue	62 Welby Street	30.10.2001 6 years from 29.9.2001

2	21.05.2010	28 Westgate (ground floor only)	28.04.2010	LL317460
	edged and		12 years from
	numbered 3 in		and including
	blue (part of)		6.5.2010
	NOTE: See entry in the Charges Register relating to landlord's restrictive covenants.

3	11.11.2011 edged and numbered 1 in blue (part of)	29 Westgate (first floor)	11.08. 2011 10 years from 01.10.2011 to 30.09.2011	LL329417

End of register

Land Registry Transfer of whole of registered title(s)	TR1

If you need more room than is provided for 1n a panel, and your software allows, you can expand any panel in the form. Alternatively use continuation sheet CS and attach it to this form.

leave blank if not yet registered	1	Title number(s) of the property: NT261819

Insert address including postcode (1f any) or other description of the property, for example 'land adjoining 2 Acacia Avenue'.	2	Property: 240 DERBY ROAD, NOTTINGHAM, NG7 1NX
	3	Date: 10 January 2012

Give full name(s)	4	Transferor:
		HAMMAD BASHIR CHAUORI AND ASRASHAHNAZ RASHEED (incorrectly shown in the Registers as ASRASHAHAAZ RASHEED)
Complete as appropriate where the transferor is a company.		For UK incorporated companies/LLPs
		Registered number of company or limited liability partnership including any prefix·

		For overseas companies
		(a) Territory of incorporation:
		(b) Registered number in the United Kingdom including any prefix.

Give full name(s)	5	Transferee for entry in the register: CENTURYTOUCH LIMITED
Complete as appropriate where the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists, lodge either a certificate in Form 7 in Schedule 3 to the Land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitled by rule 183 of the Land Registration Rules 2003
		For UK incorporated companies/LLPs
		Registered number of company or limited liability partnership including any prefix: 07279445

		For overseas companies
		(a) Territory of incorporation:
		(b) Registered number in the United Kingdom including any prefix:

Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address. a UK DX box number or an electronic address.	6	Transferee's intended address(es) for service for entry in the register:
		Tudor House Mews, Westgate, Grantham, Lincolnshire NG31 6LU

	7	The transferor transfers the property to the transferee

Cal No. TR1 Page 1	Printed by Selfords Solicitors, Guildford, GU1 4LL under licence from Shaw & Sons ltd (01322 621100) Crown Copyright (Ref LR/SC15	0140410(01)

Place 'X' in the appropriate box State the currency unit of other then starting. If none of the boxes apply, insert an appropriate memorandum in panel 11.	8	Consideration

		☒	The transferor has received from the transferee for the property the following sum (in words and figures): £348,000.00 Three Hundred and Forty Eight Thousand Pounds

		☐	The transfer is not for money or anything that has a monetary value

		☐	Insert other receipt as appropriate:

Place 'X' in any box that applies.	9	The transferor transfers with

Add any modifications.		☒	full title guarantee

		☐	limited title guarantee

Where the transferee is more than one peron, place 'X' in the appropriate box.	10	Declaration of trust The transferee is more than one person and

		☐	they are to hold the property on trust for themselves as joint tenants

		☐	they are to hold the property on trust for themselves as tenants in common in equal shares

Complete as necessary		☐	they are to hold the property on trust:

lnsert here any required or permilted statement, certification or application and any agreed covenanls, declarations and so on.	11	Additional provisions

TR1 Page 2

The transferor must execute this transfer as a deed using the space opposite.If there is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003.If the transfer contains transferee's covenants or declarations or contains an application by the transferee (such as for a restriction),it must also be executed by the transferee.	12	Execution
Signed as a Deed by Hammad Bashir Chaudri

in the presence of Signature of witness

		Name:	Mohammed Ilyas

		Address:	84 STRONE ROAD, FOREST GATE LANDON E7 8E4

Signed as a Deed by (Asra Shahaaz Misield Rasheed)
AsraShahaaz Rasheed

in the presence of
Signature of witness

		Name:	Mohammed Ilyas

		Address:	84 STRONE ROAD, FOREST GATE LANDON E7 8E4.

WARNING
If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1of the Fraud Act 2006, the maximum penalty for which is 10 years' imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act2002 if, as a result, a mistake is made in the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying. If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1,under rule 136 of the Land Registration Rules 2003.

TR1 Page 3

Land Registry Transfer of whole of registered bide(s)	TR1

If you need more then is provided for in a panel, and software allows, you can expand any panel in the form. Alternatively use continuation sheet CS and attach it to this form.

Leave blank if not vet registered	1	Title number(s) of the property:
LL125330 and LL199967

insert address including postcode (if any) or other description of the property, for example land adjoining 2 Acacia Avenue.	2	Property:
7,9 and 11 Bridge Street, Boston, Lincolnshire, PE21 8QF

	3	Date: 17th ________ 2011

	4	Transferor:
Give full name(s)		Clive Harold Abbott

Complete as appropriate where the transferor is a company.		for UK jncorporated companies/LLPs Registered number of company or limited liability partnership including any prefix:

Give full name(s)		For overseas companies (a) Territory of incorporation:
(b) Registered number in the United Kingdom Including any prefix:

Complete as appropriate where the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists,lodge either a certificate in Form 7 in Schedule 3 to the Land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitled by rule 183 of the Land Registration Rules 2003	5	Transferee for entry in the register: Centurytouch Limited For UK incorporated companies/LLPs Registered number of company or limited liability partnership including any prefix: 7279445
Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address. a UK DX box number or an electronic address.
For oyerseas companies
(a) Territory of incorporation:
(b) Registered number in the United Kingdom including any prefix:

	6	Transferee's intended address(es) for service for entry in the register:
Tudor House Mews. Westgate, Grantham. Lincolnshire NG31 6LV

	7	The transferor transfers the property to the transferee

Place 'X' in the appropriate box State the currency unit of other then starting. If none of the boxes apply, insert an appropriate memorandum in panel 11.	8	Consideration

☒ The transferor has received from the transferee for the property the following sum {in words and figures): two hundred and fitly thousand pounds (£250,000.00)

☐ The transfer is not for money or anything that has a monetary value

☐ Insert other receipt as appropriate:

Place 'X' In any box that applies.	9	Tile transferor transfers with.

		☒ full title guarantee

Add any modification.		☐ limited title guarantee

Where the transferee is more than one person, place 'X' in the appropreate box.	10	Declaration of trust. Tile transferee is more than one person and

		☐ they are to hold the property on trust for themselves as joint tenants

		☐ they are to hold the property on trust for themselves as tenants In common in equal shares

		☐ they are to hold the property on trust:

Complete as necessary	11	Additional provisions

lnsert here any required or permilted statement, certificate or application and any agreed covenants, declarations and so on.	12	Execution
		Signed as a Deed by) CLIVE HAROLD ABBOTT)
The transferor must execute this transfer as a deed using the space opposite.If there is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003.If the transfer contains transferee's covenants or declarations or contains an application by the transferee (such as for a restriction),it must also be executed by the transferee.		in the presence of) Signature
		Name
		Address

		Occupation

WARNING
If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1of the Fraud Act 2006, the maximum penalty for which is 10 years' imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act 2002 if, as a result, a mistake is made in the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying. If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1,under rule 136 of the Land Registration Rules 2003.

Oyez 'Spa Road, London SE16 300 crown copyright ILR/11	LRTR1	2009 Edition 10.2009 5061089

Land Registry Transfer of whole of registered title(s)	TR1

If you need more room than is provided for in a panel, and your software allows, you can expand any panel in the form. Alternatively use continuation sheet CS and attach it to this form.

Leave blank if not yet registered	1	Title number(s) of the property: NT157460

Insert address including postcode (if any) or other description of the property, for example land adjoining 2 Acacia Avenue.	2	Property: 310, 312 and 314 CARLTON HILL CARLTON NOTTINGHAM NG4 1GO

	3	Date: 1st February 2012

Give full name(s). Complete as appropriate where the transferor is a company.	4
Transferor:
JOHN PATRICK CONWAY

For UK incorporated companies/LLPs
Registered number of company or limited liability partnership Including any prefix:

For overseas Companies
(a) Territory of incorporation:
(b) Registered number in the United Kingdom including any prefix:

Give full name(s).

Complete as appropriate whore the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists, lodge either a certificate in Form 7 in Schedule 3 to the land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitted by Rule 183 of the Land Registration Rules 2003

Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address, a UK DX box number or an electronic address.
	5
Transferee for entry in the register:
CENTURYTOUCH LTD. (Co. No. 140 7279445 registered office Tudor House Mews West Gate Grantham Lincolnshire NG31 61V

For UK incorporated companies/LLPs
Registered number of company or limited liability partnership including any prefix:

For overseas companies
(a) Territory of Incorporation:
(b) Registered number in the United Kingdom including any prefix:

	6	Transferee's intended address(es) for service for entry in the register: 310, 312 and 314 CARLTON HILL CARLTON NOTTINGHAM NG4 1GD

	7	The transferor transfers the property to the transferee

Cat No. TR1 Page 1	Printed by Sotioals Solicitors. Guadreld, GU1 4LL Under licence from Shaw & Sons Ltd. (01322 621100) Crown Copyright (Ref. LR/SC15)	Q140410 (01)

Place 'X' in the appropriate box. State the currency unit it other than starling. If none of the boxes apply insert an appropriate memorandum in panel 11.	8	Consideration
		☒	The transferor has received from the transferee for the property the following sum (in words and figures): FOUR HUNDRED AND THIRTEEN THOUSAND POUNDS (£413,000)
		☐	The transfer is not for money or anything that has a monetary value
		☐	Insert other receipt as appropriate:

Place 'X' in any box that applies.	9	The transferor transfers with
Add any modifications.		☒	full title guarantee
		☐	limited title guarantee

where the transferee is more than one parson, place 'X' in the appropriate box.	10	Declaration of trust. The transferee is more than one person and
		☐	they are to hold the property on trust for themselves as joint tenants
		☐	they are lo hold the property on trust for themselves as tenants in common in equal shares
Complete as necessary.		☐	they are to hold the property on trust:

Insert here any required or permitted statement, certificate or application and any named covenants, declarations and so on.	11
Additional provisions

The Transferee hereby covenants with the Transferor by way of indemnity only to observe and perform the covenants contained or referred to in the charges register of title NT 157460 so far as the same are still subsisting and capable of laking effect.

Cat No. TR1 Page 2

The transferor must execute this transfer as a deed using the space opposite. If those is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003. If the transfer contains transferee's covenants or declarations or contains an application by the transferee (such as fora restriction), it must also be executed by the transferee.	12	Execution SIGNED as a DEED by the said JOHN PATRICK CONWAY in the presence of :- SIGNED as a DEED by the said LAI LINCGAN as a director on behalf of CENTURYTOUCH LTD in the presence of:-

WARNING:

If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading and intend by doing so to make a gain for yourself or another person, or to cause less or the risk of loss to another person, you may commit the offence of fraud under section 1 of the Fraud Act 2006, the maximum penalty for which is 10 years' imprisonment or on unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act. 2002 if as a result a mistake is made in the register.

Under section 68 of the Land Registration Act. 2002 most documents (including this form) kept by the registrar relating loan application to the registrar or referred to in the register are open to public inspection and copying. If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX 1, under rule 136 of the Land Registration Rules 2003.

Cat No. TR1 Page 3

Land Registry Transfer of whole of registered title(s)	TR1

1	Title number(s) of the property: SYK213902
2	Property: 453 Firth Park Road, Sheffield, 55 6QQ
3	Date: 1st February 2012
4
Transferor:

Sughran Wasim, acting by the joint Law of Property Act 1925 Receivers of the Property, Paul Michael Diakiw and David Robert Heap ("the Receivers')

For UK incorporated companies/LLPs
Registered number of company or limited liability partnership including any prefix;
[___]

For overseas companies
(a) Territory of incorporation:
[___]
(b) Registered number in the United Kingdom including any prefix:
[___]

5
Transferee for entry in the register:

Centurytouch Limited

For UK incorporated companies/LLPs

Registered number of company or limited liability partnership including any prefix:

07279445

For overseas companies

(a) Territory of incorporation:
[___]
(b) Registered number in the United Kingdom including any prefix:
[___]

6	Transferee's intended address(es) for service for entry in the register: Tudor House Mews, Westgate, Grantham, Lincolnshire, NG31 6LU
7	The transferor transfers the property to the transferee
8
Consideration

☐ The transferor has received from the transferee for the property the following sum (in words and figures):
One hundred and twenty eight thousand pounds (E128,000.00)

☐ The transfer is not for money or anything that has a monetary value

☐ Insert other receipt as appropriate:

9
The transferor transfers with

☐ full title guarantee

☐ limited title guarantee

No covenants for title whether Implied by the Law of Property Act 1925 Or the Law of Property (Miscellaneous Provisions) Act 1994 or otherwise are incorporated in this Transfer

10
Declaration of trust. The transferee is more than one person and

☐ they are to hold the property on trust for themselves as joint tenants

☐ they are to hold the property on trust for themselves as tenants in common in equal shares

☐ they are to hold the property on trust:

11	Additional provisions

1.     Indemnity covenant

The Transferee covenants with the Transferor and the Receivers and each of them that the Transferee and its successors in title to the Property will comply with:

the entries on the Registers of the Title Number and the agreements, covenants, declarations, easements, exceptions, provisions, reservations, stipulations, tenancies and other matters contained or referred to therein so far as they are enforceable and affect the Property;

and will indemnify the Transferor and the Receivers against all actions, claims, demands and proceedings taken or made against the Transferor and/or the Receivers and all costs, damages, expenses, liabilities and losses incurred by the Transferor and/or the Receivers arising from their breach.

2.     The Receivers in executing this Transfer do not accept any personal liability and any personal liability on their part arising directly or indirectly in connection herewith is expressly excluded.

12	Execution

	EXECUTED as a DEED by Sugran Nasirn by Paul Michael Diakw as joint LPA Receiver pursuant to powers granted to him by clause 8 of a legal mortgage dated 23 February 2005 in favour of Clydesdale Bank PLC (trading as Yorkshire Bank) and on behalf of himself and his joint LPA Receiver, David Robert Heap as receivers in the presence of:		Sugran Nasirn by Paul Michael Diakiw the joint LPA Receiver

	Witness signature:	_______________________________
	Witness Name:	_______________________________
	Witness Address:	_______________________________
	Witness Occupation:	_______________________________

EXECUTED as a DEED by Centurytouch Limited acting by its Director Lai Lin Chan		Signature

in the presence of:	_______________________________
Director
Witness signature:	_______________________________

Witness Name:	_______________________________

Witness Address:	_______________________________

Witness Occupation:	_______________________________

WARNING

If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1 of the Fraud Act 2006, the maximum penalty for which is 10 years' imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act 2002 if, as a result, a mistake is made in the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying. If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1, under rule 136 of the Land Registration Rules 2003.

© Crown copyright (Ref: LR/HO) 07/08

Land Registry Transfer of whole of registered title(s)	TR1

If you need more room than is provided for in a panel, and your software allows, you can expand any panel in the form, alternatively use continuation sheet CS and attach it to this form.

Leave blank if not yet registered.	1	Title number(s) of the property: NK233682

Insert address including postcode (if any) or other description of the property, for example land adjoining 2 Acacia Avenue'.	2	Property: 53 High Street Kings Lynn PE30 113E

	3	Date:

Give full name(s). Complete as appropriate where the transferor is a company.	4
Transferor:

Femey Auto Engineering Limited of Lawford House Albert Place London N31QD

For UK incorporated companies/LLPs
Registered number of company or limited liability partnership including any prefix: 380904

For overseas companies
(a) Territory of incorporation:
(b) Registered number in the United Kingdom including any prefix:

Give full name(s). Complete as appropriate Where the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists. lodge either a certificate in Form 7 in Schedule 3 to the Land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitted by rule 183 of the Land Registration Rules 2003.	5
Transferee for entry in the register:
Centurytouch Limited registered office Tudor House Mews Westgate Grantham Lincolnshire NG31 6LU

For UK incorporated companies/LLPs
Registered number of company or limited liability partnership including any prefix: 07279445

For overseas companies
(a) Territory of incorporation:
(b) Registered number in the United Kingdom including any prefix:

Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address, a UK DX box number or an electronic address.	6	Transferee's intended address(es) for service for entry in the register: Tudor House Mews Westgate Grantham Lincolnshire NG31 6LU

	7	The transferor transfers the property to the transferee

Place 'X in the appropriate box State the currency unit if other than sterling. if none of the boxes apply, insert an appropriate memorandum in panel 11.	8	Consideration
		☒	The transferor has received from the transferee for the property the following sum (in words and figures): Two hundred and Seventy Thousand Pounds (1270,000)
		☐	The transfer is not for money or anything that has a monetary value
		☐	Insert other receipt as appropriate:

Place 'X' in any box that applies.	9	The transferor transfers with
		☒	full title guarantee
Add any modifications.		☐	limited title guarantee

Where the transferee is more than one person, place 'X' in the appropriate box.	10	Declaration of trust. The transferee is more than one person and
		☐	they are to hold the properly on trust for themselves as joint tenants
		☐	they are to hold the property on trust for themselves as tenants in common in equal shares
Complete as necessary.		☐	they are to hold the property on trust:

Insert here any required or permitted statement, certificate or application end any agreed covenants, declarations and so on.	11
Additional provisions

The covenant set out in section 2(1)(b) of the Law of Property ( Miscellaneous Provisions) Act 1994 will not extend to costs arising from the Transferee's failure to make proper searches or to raise requisitions on title or on the results of the Transferee's searches.

The covenants set out in section 3 of the Law of Properly (Miscellaneous Provisions) Act 1994 shall extend only to charges or encumbrances created by the Transferor.

All matters recorded at the date of the transfer in registers open to public inspection are deemed to be within the actual knowledge of the Transferee for the purposes of section 6(2)(a) of the Law of Property (Miscellaneous Provisions) Act 1994, notwithstanding section 6(3) of that Act.

The Transferee will, by way of indemnity only, on the Transferors behalf and on behalf of the Transferors successors in title observe and perform the charges, encumbrances, covenants and restrictions contained or referred to in the property and charges registers of Title Number NK233682 (save for financial charges) in so far as they are subsisting and capable of taking effect and will keep the Transferor identified against all proceedings. costs, claims and expenses arising horn any failure to do so.

*The transferor must execute this transfer as a deed using the space opposite. If there is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003. If the transfer contains transferee's covenants or declarations or contains an application by the transferee (such as for a restriction), it must also be executed by the transferee.	12
Execution

Executed as a Deed by Ferney Auto Engineering Limited

acting by two Directors/Director & Company Secretary

Signature _______________________________
(Director)

Signature _______________________________
Director/Secretary

Executed as a Deed by Lai Lin Chan as Director of Centurytouch Limited

in the presence of

Signature of witness

Name _________________________________

Address _______________________________

WARNING

If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1 of the Fraud Act 2006, the maximum penalty for which is 10 years' imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act 2002 if, as a result, a mistake is made In the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying. If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1, under rule of the 1 and Registration Rules 2003.